Exhibit 99.2

BANKFINANCIAL CORPORATION

SECOND QUARTER 2009

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009		2008
PERFORMANCE MEASUREMENTS:	IIQ	IQ	IVQ	IIIQ	IIQ
Return on assets (ratio of net income (loss) to average total assets) (1)	(0.17)%	0.04%	2.14%	(6.93)%	(1.49)%
Return on equity (ratio of net income (loss) to average equity) (1)	(1.00)	0.26	11.81	(35.24)	(7.46)
Net interest rate spread (1)	3.34	3.36	3.49	3.29	3.31
Net interest margin (1)	3.66	3.74	3.90	3.80	3.88
Efficiency ratio	86.82	87.84	98.24	253.46	160.33
Noninterest expense to average total assets (1)	3.27	3.31	4.00	10.32	6.39
Average interest-earning assets to average interest-bearing liabilities	121.15	123.50	124.32	128.92	129.40
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	379	390	393	395	397

	2009		2008
SUMMARY STATEMENT OF OPERATIONS:	IIQ	IQ	IVQ	IIIQ	IIQ
Total interest income	$18,713	$18,906	$19,082	$18,749	$19,387
Total interest expense	5,500	5,736	5,810	5,983	6,405

Net interest income before provision	13,213	13,170	13,272	12,766	12,982
Provision for loan losses	2,847	1,344	3,487	1,406	250

Net interest income	10,366	11,826	9,785	11,360	12,732
Noninterest income	1,719	1,389	1,789	1,968	1,521
Noninterest expense	12,964	12,789	14,796	37,345	23,253

Income (loss) before income tax	(879)	426	(3,222)	(24,017)	(9,000)
Income tax expense (benefit)	(214)	254	(11,130)	1,065	(3,593)

Net income (loss)	$(665)	$172	$7,908	$(25,082)	$(5,407)

Basic earnings (loss) per common share	$(0.03)	$0.01	$0.40	$(1.27)	$(0.27)

Diluted earnings (loss) per common share	$(0.03)	$0.01	$0.40	$(1.26)	$(0.27)

	2009		2008
NONINTEREST INCOME AND EXPENSE:	IIQ	IQ	IVQ	IIIQ	IIQ
Noninterest Income:
Deposit service charges and fees	$796	$794	$920	$989	$837
Other fee income	496	428	349	533	587
Insurance commissions and annuities income	111	177	188	158	202
Gain on sales of loans, net	180	256	32	—	17
Loss on disposition of premises and equipment	—	(4)	—	—	(311)
Loan servicing fees	161	175	184	190	184
Amortization and impairment of servicing assets	(25)	(222)	84	(119)	(178)
Operations of real estate owned	(83)	(253)	(121)	(139)	(163)
Bank Owned Life Insurance income (loss)	(33)	(59)	29	153	187
Other	116	97	124	203	159

Total noninterest income	$1,719	$1,389	$1,789	$1,968	$1,521

Noninterest Expense:
Compensation and benefits	$6,948	$7,865	$7,265	$7,544	$7,506
Office occupancy and equipment	1,666	1,767	1,864	1,481	1,582
Advertising and public relations	317	366	515	373	309
Information technology	866	1,008	1,005	963	790
Supplies, telephone, and postage	459	424	506	545	497
Amortization of intangibles	422	429	440	446	446
Loss on impairment of securities available-for-sale	—	—	—	24,844	11,075
Loss on early extinguishment of borrowings	—	—	1,975	—	—
FDIC insurance premium	1,216	49	49	48	32
Other	1,070	881	1,177	1,101	1,016

Total noninterest expenses	$12,964	$12,789	$14,796	$37,345	$23,253

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

SUMMARY BALANCE SHEET	2009		2008
	IIQ	IQ	IVQ	IIIQ	IIQ
ASSETS:
Cash and due from other financial institutions	$17,667	$20,155	$29,213	$21,258	$27,915
Interest-bearing deposits in other financial institutions	42,250	2,882	116	15,030	6,297
Securities available-for-sale, at fair value	112,468	119,417	124,919	75,865	78,030
Loans held-for-sale	2,194	1,729	872	1,264	702
Loans receivable, net	1,268,571	1,283,996	1,267,968	1,216,185	1,225,115
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	34,974	34,773	34,565	34,448	34,013
Intangible assets	27,700	28,122	28,551	28,991	29,437
Bank Owned Life Insurance	20,079	20,112	20,171	20,142	19,989
Other assets	31,296	31,125	32,728	19,908	19,716

Total assets	$1,572,797	$1,557,909	$1,554,701	$1,448,689	$1,456,812

LIABILITIES AND EQUITY:
Deposits	$1,211,756	$1,153,738	$1,069,855	$1,046,104	$1,080,986
Borrowings	78,819	123,995	200,350	101,935	70,633
Other liabilities	17,946	14,529	17,705	39,023	17,030

Total liabilities	1,308,521	1,292,262	1,287,910	1,187,062	1,168,649
Stockholders’ equity	264,276	265,647	266,791	261,627	288,163

Total liabilities and stockholders’ equity	$1,572,797	$1,557,909	$1,554,701	$1,448,689	$1,456,812

	2009				2008
DEPOSITS:	IIQ	IQ	IVQ	IIIQ	IIQ
Noninterest-bearing demand	$107,649	$107,021	$109,056	$108,110	$108,530
Savings	98,327	97,531	94,802	96,489	101,532
Money market accounts	271,982	246,443	205,768	196,050	183,180
Interest-bearing NOW accounts	282,484	274,560	285,737	309,482	364,106
Certificates of deposit—Retail	429,457	389,648	339,771	330,390	316,761
Certificates of deposit—Wholesale	21,857	38,535	34,721	5,583	6,877

Total certificates of deposit	451,314	428,183	374,492	335,973	323,638

Total deposits	$1,211,756	$1,153,738	$1,069,855	$1,046,104	$1,080,986

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2009		2008
LOANS:	IIQ	IQ	IVQ	IIIQ	IIQ
One-to-four family residential real estate loans	$301,167	$308,710	$312,390	$318,934	$323,056
Multi-family mortgage loans	331,258	320,480	305,318	303,516	306,209
Nonresidential real estate loans	338,050	344,877	342,583	332,047	324,280
Construction and land loans	42,384	44,346	50,687	46,793	53,450
Commercial loans	88,853	99,497	92,679	78,742	78,312
Commercial leases	179,804	176,344	174,644	143,843	146,033
Consumer loans	2,495	2,605	2,655	2,757	2,809

Total loans	1,284,011	1,296,859	1,280,956	1,226,632	1,234,149
Loans in process	(200)	(217)	(154)	(139)	(165)
Net deferred loan origination costs	1,898	1,912	1,912	1,957	2,031
Allowance for loan losses	(17,138)	(14,558)	(14,746)	(12,265)	(10,900)

Loans, net	$1,268,571	$1,283,996	$1,267,968	$1,216,185	$1,225,115

CREDIT QUALITY RATIOS:	2009		2008
	IIQ	IQ	IVQ	IIIQ	IIQ
Nonperforming Loans and Assets:
One-to-four family residential real estate loans	$4,984	$2,329	$2,205	$2,526	$2,520
Multi-family mortgage loans	9,085	1,495	2,101	940	1,575
Nonresidential real estate loans	8,955	6,750	2,961	2,954	3,421
Construction and land loans	12,726	10,733	5,145	4,941	2,173
Commercial loans	2,963	1,323	1,141	1,021	1,437
Commercial leases	105	105	105	105	122
Consumer loans	8	8	—	10	—

Nonperforming loans	38,826	22,736	13,658	12,497	11,248
One-to-four family residential real estate loans	845	931	588	798	391
Multi-family mortgage loans	133	133	133	133	546
Construction and land loans	—	157	234	—	—
Commercial loans	—	—	—	—	—

Real estate owned	978	1,221	955	931	937

Nonperforming assets	$39,804	$23,957	$14,613	$13,428	$12,185

Asset Quality Ratios:
Nonperforming assets to total assets	2.53%	1.54%	0.94%	0.93%	0.84%
Nonperforming loans to total loans	3.02	1.75	1.07	1.02	0.91
Allowance for loan losses to nonperforming loans	44.14	64.03	107.97	98.14	96.91
Allowance for loan losses to total loans	1.33	1.12	1.15	1.00	0.88
Net charge-off ratio (1)	0.08	0.48	0.32	0.01	0.06

	2009		2008
ALLOWANCE FOR LOAN LOSSES:	IIQ	IQ	IVQ	IIIQ	IIQ
Beginning balance	$14,558	$14,746	$12,265	$10,900	$10,830
Provision for loan losses	2,847	1,344	3,487	1,406	250
Loans charged off	(296)	(1,536)	(1,016)	(42)	(182)
Recoveries	29	4	10	1	2

Ending balance	$17,138	$14,558	$14,746	$12,265	$10,900

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2009		2008
SELECTED AVERAGE BALANCES:	IIQ	IQ	IVQ	IIIQ	IIQ
Average total assets	$1,584,397	$1,544,395	$1,478,893	$1,447,499	$1,454,496
Average interest-earning assets	1,449,040	1,426,864	1,354,221	1,337,304	1,346,496
Average total loans	1,286,698	1,285,125	1,251,180	1,224,472	1,233,586
Average securities available-for-sale	115,667	123,278	83,352	94,459	86,855
Average Stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	31,077	2,863	4,091	2,775	10,457
Average interest-bearing deposits	1,079,094	1,008,329	933,207	945,892	958,071
Average borrowings	116,935	147,068	156,107	91,452	82,502
Average interest-bearing liabilities	1,196,029	1,155,397	1,089,314	1,037,344	1,040,573
Average total stockholders’ equity	266,647	268,064	267,862	284,695	289,988

	2009		2008
SELECTED YIELDS AND COST OF FUNDS (1):	IIQ	IQ	IVQ	IIIQ	IIQ
Average interest-earning assets	5.18%	5.37%	5.61%	5.58%	5.79%
Average total loans	5.44	5.54	5.74	5.86	5.98
Average securities available-for-sale	4.29	4.42	4.96	2.97	4.64
Average other interest-earning assets	0.36	—	—	2.01	2.01

Average interest-bearing deposits	1.83	2.06	2.13	2.15	2.36
Average borrowings	1.93	1.67	2.06	3.79	3.86
Average interest-bearing liabilities	1.84	2.01	2.12	2.29	2.48

Net interest rate spread	3.34	3.36	3.49	3.29	3.31
Net interest margin	3.66	3.74	3.90	3.80	3.88

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

CAPITAL RATIOS:	2009		2008
	IIQ	IQ	IVQ	IIIQ	IIQ
BankFinancial Corporation:
Equity to total assets (end of period)	16.80%	17.05%	17.16%	18.06%	19.78%
Tangible equity to tangible total assets (end of period)	16.47	15.39	15.48	16.47	17.99

Risk-based total capital ratio	19.07	18.60	18.57	20.06	21.12
Risk-based tier 1 capital ratio	18.07	17.66	17.67	19.21	20.33
Tier 1 leverage ratio	15.14	15.38	15.48	17.02	18.19
BankFinancial FSB:
Risk-based total capital ratio	15.48	14.95	14.69	15.72	16.59
Risk-based tier 1 capital ratio	14.48	14.01	13.79	14.87	15.79
Tier 1 leverage ratio	12.12	12.20	12.08	13.17	14.13

COMMON STOCK AND DIVIDENDS:	2009		2008
	IIQ	IQ	IVQ	IIIQ	IIQ
Stock Prices:
Close	$8.86	$9.97	$10.19	$14.68	$13.01
High	11.10	11.10	14.99	15.98	16.16
Low	8.07	7.19	9.07	12.70	13.00

Book value per share	$12.34	$12.36	$12.30	$12.00	$13.15
Tangible book value per share	$11.05	$11.05	$10.98	$10.67	$11.81

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$691	$1,800	$1,272	$1,404	$1,162
Stock repurchases – shares	70,000	207,800	117,700	101,200	76,000

EARNINGS PER SHARE COMPUTATIONS:	2009		2008
	IIQ	IQ	IVQ	IIIQ	IIQ
Net income (loss)	$(665)	$172	$7,908	$(25,082)	$(5,407)

Average common shares outstanding	21,437,970	21,617,158	21,736,312	21,829,118	21,952,967
Less: Unearned ESOP shares	(1,574,268)	(1,598,497)	(1,622,932)	(1,647,532)	(1,679,927)
Unvested restricted stock shares	(220,652)	(239,100)	(387,837)	(434,550)	(434,550)

Weighted average common shares outstanding	19,643,050	19,779,561	19,725,543	19,747,036	19,838,490
Plus: Dilutive common shares equivalents	—	—	—	101,318	61,010

Weighted average dilutive common shares outstanding	19,643,050	19,779,561	19,725,543	19,848,354	19,899,500

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,322,603	2,334,803	2,334,803	2,336,803	2,336,803
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$16.51	$16.51
Basic earnings (loss) per common share	$(0.03)	$0.01	$0.40	$(1.27)	$(0.27)

Diluted earnings (loss) per common share	$(0.03)	$0.01	$0.40	$(1.26)	$(0.27)

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income (loss) of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Gain on sale of Visa stock and Gain on unredeemed Visa stock. The Company believes that the exclusion of these gains, related to the completion of Visa’s IPO in March of 2008, from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Loss on Impairment of Securities. The Company believes that the exclusion from its net income (loss) of the impairment loss on our Freddie Mac preferred stocks, based on our determination that the unrealized loss that existed with respect to these securities constituted an other-than-temporary impairment, facilitates the comparison of the Company’s operating results to the Company’s historical performance. Any deferred tax valuation reserve related to the loss on impairment will also be excluded from net income (loss).

FDIC Special Assessment. The Company believes that the exclusion from its net income (loss) of the FDIC special assessment facilitates the comparison of the Company’s operating results to the Company’s historical performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(continued)

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income (loss) for a period, adjusted to exclude these items, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income (loss), adjusted to exclude these items, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income (loss), adjusted to exclude these items, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa settlement expense, and the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income, adjusted to exclude these gains.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND SIX MONTH PERIODS	Three months ended		Six months ended
ENDED JUNE 30, 2009 AND 2008	June 30,		June 30,
	2009	2008	2009	2008
Core operating income (loss):
Net loss	$(665)	$(5,407)	$(493)	$(2,215)
Adjustments:
Equity-based compensation and benefits	604	1,179	1,664	2,427
Amortization of core deposit intangible	422	446	851	898
Gain on sales of investment securities	—	—	—	(1,385)
Gain on unredeemed Visa stock	—	—	—	(1,240)
Loss on impairment of securities	—	11,075	—	11,075
FDIC special assessment	700	—	700	—
Tax effect on adjustments assuming 39.745% tax rate	(686)	(5,047)	(1,278)	(4,680)

Core operating income	$375	$2,246	$1,444	$4,880

Return on assets (ratio of net loss to average total assets) (1)	(0.17)%	(1.49)%	(0.06)%	(0.30)%
Core return on assets (ratio of core operating income to average total assets) (1)	0.09%	0.62%	0.18%	0.67%
Return on equity (ratio of net loss to average equity) (1)	(1.00)%	(7.46)%	(0.37)%	(1.52)%
Core return on equity (ratio of core operating income to average equity) (1)	0.56%	3.10%	1.08%	3.35%
Diluted loss per common share	$(0.03)	$(0.27)	$(0.03)	$(0.11)
Core dilutive earnings per common share	$0.02	$0.11	$0.07	$0.24
Core noninterest expenses:
Noninterest expenses	$12,964	$23,253	$25,753	$36,481
Adjustments:
Equity-based compensation and benefits	(604)	(1,179)	(1,664)	(2,427)
Amortization of core deposit intangible	(422)	(446)	(851)	(898)
Loss on impairment of securities	—	(11,075)	—	(11,075)
FDIC special assessment	(700)	—	(700)	—

Core noninterest expenses	$11,238	$10,553	$22,538	$22,081

Noninterest expense to average total assets (1)	3.27%	6.39%	3.29%	4.99%
Core noninterest expense to average total assets (1)	2.84%	2.90%	2.88%	3.02%
Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	86.82%	160.33%	87.32%	112.31%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	75.26%	72.77%	76.42%	73.95%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE LATEST FIVE QUARTERS	2009		2008
	IIQ	IQ	IVQ	IIIQ	IIQ
Core operating income (loss)
Net income (loss)	$(665)	$172	$7,908	$(25,082)	$(5,407)
Adjustments:
Equity-based compensation and benefits	604	1,060	824	1,350	1,179
Amortization of core deposit intangible	422	429	440	446	446
Loss on impairment of securities	—	—	—	24,844	11,075
FDIC special assessment	700	—	—	—	—
Tax effect on adjustments assuming 39.745% tax rate	(686)	(592)	(502)	(10,588)	(5,047)
Deferred tax valuation reserve on loss on impairment of securities	—	—	(10,087)	10,087	—

Core operating income (loss)	$375	$1,069	$(1,417)	$1,057	$2,246

Return on assets (ratio of net income (loss) to average total assets) (1)	(0.17)%	0.04%	2.14%	(6.93)%	(1.49)%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	0.09%	0.28%	(0.38)%	0.29%	0.62%
Return on equity (ratio of net income (loss) to average equity)(1)	(1.00)%	0.26%	11.81%	(35.24)%	(7.46)%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	0.56%	1.60%	(2.12)%	1.48%	3.10%
Diluted earnings (loss) per common share	$(0.03)	$0.01	$0.40	$(1.26)	$(0.27)
Core diluted earnings (loss) per common share	$0.02	$0.05	$(0.07)	$0.05	$0.11
Core operating expense:
Noninterest expense	$12,964	$12,789	$14,796	$37,345	$23,253
Adjustments:
Equity-based compensation and benefits	(604)	(1,060)	(824)	(1,350)	(1,179)
Amortization of core deposit intangible	(422)	(429)	(440)	(446)	(446)
Loss on impairment of securities	—	—	—	(24,844)	(11,075)
FDIC special assessment	(700)	—	—	—	—

Core noninterest expense	$11,238	$11,300	$13,532	$10,705	$10,553

Noninterest expense to average total assets (1)	3.27%	3.31%	4.00%	10.32%	6.39%
Core noninterest expense to average total assets (1)	2.84%	2.93%	3.66%	2.96%	2.90%
Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	86.82%	87.84%	98.24%	253.46%	160.33%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	75.26%	77.61%	89.85%	72.66%	72.77%

(1)	Annualized for the three-month periods.